UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

SPDR® GOLD TRUST
SPONSORED BY WORLD GOLD TRUST SERVICES, LLC
(Exact name of registrant as specified in its charter)

New York	001-32356	81-6124035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o World Gold Trust Services, LLC
685 Third Avenue, Suite 2702
New York, New York 10017
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) Name	Name of each exchange on which registered
SPDR® Gold Trust	GLD®	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01         Other Events.

On February 15, 2023, the Securities and Exchange Commission adopted rule changes to shorten the standard settlement cycle for most broker-dealer transactions in securities from two business days after the trade date (T+2) to one business day after the trade date (T+1) which will go into effect on May 28, 2024.

Effective May 28, 2024, the following agreements were amended to reflect the shortened settlement cycle for the creation and redemption procedures of SPDR® Gold Trust (the “Trust”): (i) the Trust Indenture between World Gold Trust Services, LLC, as the sponsor of the Trust (the “Sponsor”), and The Bank of New York Mellon, as the trustee of the Trust (the “Trustee”), dated November 12, 2004, as amended from time to time (the “Trust Indenture”) (ii) the Fourth Amended and Restated Allocated Bullion Account Agreement between HSBC Bank plc (“HSBC”) and the Trustee, dated February 28, 2023 (the “HSBC Allocated Account Agreement”), (iii) the Second Amended and Restated Unallocated Bullion Account Agreement between HSBC and the Trustee, dated July 17, 2015, as amended on February 28, 2023 (the “HSBC Unallocated Account Agreement”) and (ii) the Participant Agreements between the Sponsor, the Trustee and the authorized participants party thereto from time to time.

The foregoing description of the amendments to the Trust Indenture, the HSBC Allocated Account Agreement, the HSBC Unallocated Account Agreement and the Participant Agreements does not purport to be complete and is qualified in its entirety by reference to Amendment No. 10 to the Trust Indenture, the Fifth Amended and Restated Allocated Bullion Account Agreement, the Third Amended and Restated Unallocated Bullion Account Agreement, and Amendment No. 7 to the Participant Agreements filed respectively as Exhibits 4.1.10, 10.1, 10.2 and 4.2.7 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1.10	Amendment No. 10 to Trust Indenture dated May 28, 2024 between World Gold Trust Services, LLC and The Bank of New York Mellon.

4.2	Form of Participant Agreement

4.2.7	Amendment No. 7 to Participant Agreements dated May 15, 2024, between World Gold Trust Services, LLC, The Bank of New York Mellon and the authorized participants named therein.

10.1	Fifth Amended and Restated Allocated Bullion Account Agreement dated May 28, 2024 between HSBC Bank plc and The Bank of New York Mellon

10.2	Third Amended and Restated Unallocated Bullion Account Agreement dated May 28, 2024 between HSBC Bank plc and The Bank of New York Mellon

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2024	SPDR® GOLD TRUST
(Registrant)*

	By:	World Gold Trust Services, LLC as the Sponsor of the Registrant

	By:	/s/ Joseph R. Cavatoni
Name: Joseph R. Cavatoni Title: Principal Executive Officer

*
As the Registrant is a trust, this report is being filed on behalf of the Registrant by World Gold Trust Services, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of World Gold Trust Services, LLC.